MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6
Payment Date:     28-May-98
Reporting Month:  April

             Class
           Interest       Beginning       Interest      Interest      Principal        Total        Applied       Ending
  Class      Rate          Balance         Accrual       Payment       Payment     Distribution     Losses        Balance
Class A1   6.156250%  $163,274,976.62   $837,634.65   $837,634.65 $10,452,072.61$11,289,707.26        $0.00 $152,822,904.01
Class A2   13.459840%  $75,912,000.00   $851,469.52   $851,469.52          $0.00   $851,469.52        $0.00  $75,912,000.00
Class A3   6.200000%   $16,071,221.55    $83,034.64    $83,034.64    $479,396.83   $562,431.47        $0.00  $15,591,824.72
Class A4   6.600000%    $6,000,000.00    $33,000.00    $33,000.00          $0.00    $33,000.00        $0.00   $6,000,000.00

                        $261,258,198.17 $1,805,138.81 $1,805,138.81 $10,931,469.44 $12,736,608.25     $0.00 $250,326,728.73





  Class              CUSIP     Priority     PrincipalType Interest Type
Class A1            589962AP4           Senior    Sequential       Floater
Class A2            589962AQ2           Senior    Sequential       Floater
Class A3            589962AR0           Senior    Sequential         Fixed
Class A4            589962AS8           Senior    Sequential         Fixed

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-May-98
Reporting Month:  April


                                                                Interest    Interest    Principal
               Original   Original     Integral      Record      Accrual     Payment     Payment         Ending         Remaining
  Class         Balance   Pct Pool   Denomination     Date      Factor       Factor      Factor          Balance    Principal Factor

Class A1  $473,800,000.00   79.58%    $1,000.00    30-Apr-98  1.76790766   1.76790766   22.06009415 $152,822,904.01     0.32254729
Class A2   $75,912,000.00   12.75%    $1,000.00    30-Apr-98 11.21653388  11.21653388    0.00000000  $75,912,000.00     1.00000000
Class A3   $26,200,000.00    4.40%    $1,000.00    30-Apr-98  3.16926107   3.16926107   18.29758893  $15,591,824.72     0.59510781
Class A4    $6,000,000.00    1.01%    $1,000.00    30-Apr-98  5.50000000   5.50000000    0.00000000   $6,000,000.00     1.00000000

          $581,912,000.00                                                                           $250,326,728.73



MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6
Payment Date:   28-May-98
Report Date:    April

Collateral Proceeds Account


Beginning Balance                 $0.00

Deposits                                                Withdrawals

Interest Net of Servicing Fee     $1,900,130.60         Interest Payments        $ 1,805,138.81
Principal                         $10,931,469.44        Principal Payments       $10,931,469.44
Deposits From Reserve Fund        $0.00                 Surplus                  $    84,561.51
Other Deposits                    $0.00                 MBIA Fee                 $    10,430.28
                                                        Discount Principal Reserve        $0.00


Total Deposit                     $12,831,600.04        Total Withdrawals        $12,831,600.04


                                                        Ending Balance                    $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies




MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 6

  Payment Date:         28-May-98
  Reporting Month       April

  Reserve Funds and Subordination



                            Initial Coverage      Beginning Coverage  Adjustments Losses   Insured Balance  Ending Coverage
  Type

Pool Over Collateralization 2.26%$13,474,965.80   4.47% $12,238,608.83   $0.00 $20,095.67   $262,545,241.90  4.65%$12,218,513.16




  Class                      Total Distribution
  Surplus                           $84,561.51

  Delinquency Statistics
                                       Current              % of
                      # of Loans      Balance          Current Balance
  30+ Days                22          $3,901,540             1.49%
  60+ Days                10          $1,403,782             0.53%
  90+ Days                11          $2,599,612             0.99%
  Foreclosure             11          $2,265,286             0.86%
  REO                      7            $882,483             0.34%

  Totals                  61         $11,052,702             4.21%


  Advances on Delinquencies                                            $0.00
  Non-Recoverable Advances on Delinquencies                            $0.00